UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

June 19, 2012

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.

One Campbell Place

Camden, New Jersey 08103-1799

Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 7.01 – Regulation FD Disclosure

Today, June 19, 2012, at the 9th Annual Deutsche Bank Global Consumer Conference 2012 in Paris, France, Campbell Soup Company (“Campbell”) will reiterate that it expects fiscal 2012 net sales growth to be between 0 and 2 percent, a decline in fiscal 2012 adjusted EBIT of between (9) and (7) percent and a decline in fiscal 2012 adjusted EPS of between (7) and (5) percent, putting fiscal 2012 adjusted EPS in the range of $2.35 to $2.42, from the fiscal 2011 adjusted base of $2.54. Campbell expects to achieve this guidance range, with sales and adjusted EBIT near the lower end of the range and adjusted EPS near the upper end of the range. Campbell’s presentation, which is scheduled to take place from 2:00 p.m. to 2:45 p.m. CEST (8:00 a.m. to 8:45 a.m. Eastern Daylight Time), will be webcasted. A copy of the slide reiterating Campbell’s fiscal 2012 guidance is attached as Exhibit 99.1, and a detailed reconciliation of the fiscal 2011 adjusted financial information to the fiscal 2011 reported information is attached as Exhibit 99.2.

The information in this Item 7.01 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Cautionary Statement

This report contains “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements Campbell makes on guidance for fiscal 2012. Forward-looking statements are based on Campbell’s current expectations and assumptions regarding its business, its industry and other future conditions. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Campbell’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the impact of strong competitive response to Campbell’s marketing strategies; risks associated with trade and consumer acceptance of Campbell’s initiatives, including innovation, renovation and new products; Campbell’s ability to realize projected cost savings; and the other factors described in “Risk Factors” in Campbell’s most recent Form 10-K and subsequent SEC filings. Campbell undertakes no obligation to update these statements to reflect new information or future events.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

99.1	Slide reiterating Campbell’s fiscal 2012 guidance as presented at the 9th Annual Deutsche Bank Global Consumer Conference 2012.

99.2	Detailed reconciliation of the fiscal 2011 adjusted financial information to the fiscal 2011 reported information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: June 19, 2012

By:	/s/ Kathleen M. Gibson
Kathleen M. Gibson
Vice President and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide reiterating Campbell’s fiscal 2012 guidance as presented at the 9th Annual Deutsche Bank Global Consumer Conference 2012.

99.2	Detailed reconciliation of the fiscal 2011 adjusted financial information to the fiscal 2011 reported information.